                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      14
             NOTES TO FINANCIAL STATEMENTS      20
            REPORT OF INDEPENDENT AUDITORS      26
                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      27
     FUND OFFICERS AND IMPORTANT ADDRESSES      28

It is times
like these
when money-
management
experience
may make
a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience.
Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN HAD BEGUN. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 5.3 PERCENT ANNUALIZED RATE FOR THE SECOND QUARTER OF 2000. WHILE THIS FIGURE REPRESENTS A MODEST INCREASE FROM THE PREVIOUS QUARTER, IT SUGGESTS THAT GROWTH MIGHT BE SETTLING INTO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
TOWARD THE END OF THE REPORTING PERIOD, INFLATION FEARS BEGAN TO SUBSIDE DUE TO A SLOWDOWN IN CONSUMER SPENDING AND A SLACKENING OF THE LABOR MARKET. RISING INTEREST RATES FINALLY BEGAN TO TEMPER RETAIL SALES, WHICH IN AUGUST POSTED THE WEAKEST MONTHLY GROWTH SINCE SPRING. ALTHOUGH THE TREND HAS BEEN DOWNWARD THIS YEAR, CONSUMER SPENDING REMAINS SOUND.

THE JOBLESS RATE CONTINUED TO BE LOW BY HISTORICAL STANDARDS, BUT A RECENT LEVELING-OFF OF PAYROLL FIGURES AND A SLIGHT RISE IN AUGUST UNEMPLOYMENT SUGGEST THE LABOR MARKET IS EASING. WHILE EMPLOYER COSTS SUCH AS WAGES AND BENEFITS HAVE BEEN ON THE RISE OVER THE PAST YEAR, THE LATEST SHIFT IN THE LABOR MARKET HAS STARTED TO REVERSE THIS TREND--THE EMPLOYMENT COST INDEX SHOWED A MARKED DECELERATION BETWEEN THE FIRST AND SECOND QUARTERS OF 2000.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE REPORTING PERIOD IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE A MODERATE 3.2 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINED UNDER CONTROL.

GIVEN THE STRONG YET SUSTAINABLE PACE OF ECONOMIC GROWTH AND THE FAVORABLE INFLATIONARY ENVIRONMENT, THE FED MAY HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP TO STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998--June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                            2.1
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.3

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 1998--August 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 98                                                                      5.50                               1.60
                                                                            5.25                               1.50
                                                                            5.00                               1.50
Nov 98                                                                      4.75                               1.50
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Feb 99                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.70
                                                                            6.00                               3.00
May 00                                                                      6.50                               3.10
                                                                            6.50                               3.70
                                                                            6.50                               3.60
Aug 00                                                                      6.50                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of August 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  139.93%    138.17%    138.17%
-------------------------------------------------------------------------
One-year total return(2)                126.13%    133.17%    137.17%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               132.43%    140.13%    143.47%
-------------------------------------------------------------------------
Commencement date                      07/26/99   07/26/99   07/26/99
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% on Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

    An investment in the Fund is subject to Investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Fund's performance during the period was largely attributable to investments in the technology sector which performed favorably during the period. There is no guarantee that this performance record or the circumstances leading to it can be replicated in the future.

GROWTH OF A $10,000 INVESTMENT

(July 26, 1999--August 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                PACIFIC STOCK EXCHANGE TECHNOLOGY
                                                                     TECHNOLOGY FUND                          INDEX
                                                                     ---------------            ---------------------------------
7/99                                                                      9425.00                           10000.00
                                                                         10528.00                           10797.00
9/99                                                                     10867.00                           10810.00
                                                                         12545.00                           11446.00
                                                                         14892.00                           13095.00
12/99                                                                    19274.00                           16743.00
                                                                         19406.00                           16380.00
                                                                         26984.00                           20116.00
3/00                                                                     24298.00                           20015.00
                                                                         20961.00                           18741.00
                                                                         18209.00                           17132.00
6/00                                                                     21593.00                           18971.00
                                                                         20839.00                           17696.00
8/00                                                                     25259.00                           20158.00

THE FUND'S PERFORMANCE DURING THE PERIOD WAS LARGELY ATTRIBUTABLE TO INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH PERFORMED FAVORABLY FOR THE PERIOD. THERE IS NO GUARANTEE THAT THIS PERFORMANCE RECORD OR THE
CIRCUMSTANCES LEADING TO IT CAN BE REPLICATED IN THE FUTURE.

This chart compares your fund's performance to that of the Pacific Stock Exchange Technology Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--August 31, 2000)


1.   JUNIPER NETWORKS            6.0%
     Produces hardware and software to
     route traffic on the Internet.

2.   CORNING                     4.7%
     Manufactures technology products
     including telecommunications
     components, advanced materials, and
     information displays.

3.   APPLIED MICRO CIRCUITS      4.6%
     Develops high-speed integrated
     circuits for data and
     telecommunications.

4.   SDL                         4.4%
     Sells bandwidth-enhancing products
     for fiber-optic and satellite commu-
     nication networks.

5.   PMC SIERRA                  3.6%
     Develops semiconductor systems for
     communications markets.

6.   ARIBA                       3.4%
     Produces business-to-business
     e-commerce software.

7.   I2 TECHNOLOGIES             3.4%
     Develops production management
     software for manufacturers.

8.   NORTEL NETWORKS             3.2%
     Supplies network solutions to the
     communications industry worldwide.

9.   NEWPORT                     3.0%
     Manufactures components for the
     aerospace, communications, and
     semiconductor industries.

10.  BROCADE COMMUNICATIONS
     SYSTEMS                     2.9%
     Enables companies to manage growth of
     their data storage requirements.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

* These sectors represent broad groupings of related industries.

[BAR GRAPH]

                                                                      AUGUST 31, 2000                    AUGUST 31, 1999
                                                                      ---------------                    ---------------
Communications Technology - Equipment                                       25.8                               16.8
Computers - Software                                                        22.5                                7.9
Electronics - Semiconductors                                                21.6                               27.9
Communications - Networking                                                 14.6                                7.5
Computers - Hardware                                                         9.2                                8.2

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TECHNOLOGY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED AUGUST 31, 2000. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DAVID WALKER, WHO HAVE MANAGED THE FUND SINCE ITS INCEPTION. LEWIS HAS 21 YEARS OF EXPERIENCE IN THE INVESTMENT INDUSTRY, AND WALKER HAS 10 YEARS OF EXPERIENCE. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE AND JANET LUBY, AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   HOW WOULD YOU CHARACTERIZE
    THE RECENT ENVIRONMENT FOR TECHNOLOGY INVESTING, AND TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?

A   The Van Kampen Technology
Fund was introduced on July 26, 1999, and in this annual report to shareholders, the fund returned 139.93 percent for the 12-month period ended August 31, 2000. (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would be lower.) Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Please refer to the chart and footnotes on page 4 for additional fund performance results. Last year, and the fourth quarter of 1999 in particular, was an excellent time to be building a technology portfolio. The markets have become much more volatile in the last six months due to rising interest rates. All of the major market indexes fell sharply in the spring. Most dramatic was the decline of the technology-heavy NASDAQ index, which hit a peak of 5048 on March 10, and then fell to close to 3000 in late May. The turbulence challenged our investment discipline, but we believe that the fund's results for the reporting period suggest that our response to these challenges was appropriate and that we ultimately succeeded in providing the shareholders what they expect from their investment managers.

    We took advantage of the spring market sell-off to divest of some stocks and concentrate our assets in the companies in which we had the strongest convictions. We determine our convictions by focusing on rising earnings expectations and rising valuations. Further, we look closely at the fundamentals of individual companies.

    The fund outperformed its benchmark, the Pacific Stock Exchange (PSE) Technology Index, which returned 86.69 percent for the same period. The PSE index is a price-weighted, unmanaged, broad-based index composed of 100 listed and over-the-counter technology stocks from 15 different industries. This index is a statistical composite that does not include commissions or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Past performance is no guarantee of future results.

    The June and July market turbulence, which caused the market to rotate toward "old economy" stocks, provided another test of our discipline. In June, the PSE benchmark rose 10.74 percent, and the 257 funds in Lipper's science and technology category returned 17.36 percent, while the Technology Fund Class A shares gained 18.58 percent. July was a down month in general for technology as the fund's benchmark lost 6.72 percent, and the 275 funds in the science and technology fund category tracked by Lipper Inc. lost 5.10 percent. By contrast, the Technology Fund Class A shares lost 3.49 percent. In short, the stocks in the fund's portfolio outperformed during both a down month and an up month in an extremely volatile period. The reporting period ended with an excellent August, after it became evident that the Federal Reserve Board would not raise interest rates.

    (Of course, the fund's performance during one month is not indicative of the fund's long-term performance, nor can it guarantee that the fund will continue to outperform its benchmark or its Lipper peer category in the future. Furthermore, the fund did not outperform its benchmark or its Lipper category in every month during the 12-month reporting period. Past performance is no guarantee of future results.)

Q   THE MEDIA CONTINUES TO EXPRESS
    CONCERN ABOUT THE HIGH PRICE OF TECHNOLOGY STOCKS. IS THAT A CONCERN FOR YOU AS WELL, PARTICULARLY SINCE THE FUND HAS GROWN AT A TIME WHEN THE MARKET HAS BEEN PRICED SO HIGH?

A   It's true that a lot of attention is
paid to price-to-earnings ratios (P/Es). The average P/E for this fund was 159.3 at the fiscal year-end compared to the benchmark's average P/E of 40.9. Investing in stocks with P/Es that are higher than those of the market is a function of our investment process. We insist that a company have rising earnings expectations and rising valuations before we invest in it based on our investment strategy.

Q   WHICH STOCKS WERE THE
    LARGEST CONTRIBUTORS TO THE FUND'S RETURN?

A   During the reporting period, our
top performers included:

- Juniper Networks, which is a leading provider of next-generation Internet protocol routers used to build out the core of a carrier's communication network and was the portfolio's largest holding at the end of the period.

- SDL, which sells optical components for terrestrial and submarine communication networks.

- Applied Micro Circuits, a leader in high-bandwidth silicon connectivity solutions for optical networks.

- Corning, a manufacturer of optical fiber, cable, and photonic products for the telecommunications industry.

    Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform as well or will be held by the portfolio in the future.

Q   WHAT'S YOUR OUTLOOK FOR THE
    NEXT SIX MONTHS?

A   We expect another strong fourth
quarter. Technology should benefit from a more friendly Federal Reserve policy, a low inflationary economic environment, and seasonal technology strength buoyed by year-end budget spending.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASS A SHARES: Mutual fund shares are generally divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

OLD ECONOMY: Refers to established companies among more traditional sectors such as industrial and manufacturing services.

PRICE-TO-EARNINGS (P/E) RATIO: Shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCK  99.3%
COMMUNICATIONS TECHNOLOGY--EQUIPMENT  25.6%
ADC Telecommunications, Inc. (a)...........................    500,000   $   20,468,750
Alcatel SA--ADR (France)...................................    350,000       29,006,250
Avanex Corp. (a)...........................................    100,000       15,146,875
Bookham Technology PLC (ADR--United Kingdom) (a)...........    300,000       18,525,000
CIENA Corp. (a)............................................    200,000       44,337,500
Corning, Inc...............................................    400,000      131,175,000
Digital Lightwave, Inc. (a)................................    125,000       10,968,750
Finisar Corp. (a)..........................................    200,000        9,275,000
New Focus, Inc. (a)........................................    150,000       20,709,375
Newport Corp. .............................................    525,000       83,475,000
Nortel Networks Corp. .....................................  1,100,000       89,718,750
Scientific-Atlanta, Inc. ..................................    700,000       54,556,250
SDL, Inc. (a)..............................................    307,500      122,173,594
Sonus Networks, Inc. (a)...................................     75,000       12,478,125
Sycamore Networks, Inc. (a)................................    375,000       51,562,500
                                                                         --------------
                                                                            713,576,719
                                                                         --------------
COMPUTERS--HARDWARE  9.2%
Brocade Communications Systems, Inc. (a)...................    350,000       79,034,375
Emulex Corp. (a)...........................................    100,000       10,468,750
Juniper Networks, Inc. (a).................................    775,000      165,656,250
                                                                         --------------
                                                                            255,159,375
                                                                         --------------
COMPUTERS--NETWORKING  14.5%
Avici Systems, Inc. (a)....................................    150,000       22,471,875
Cisco Systems, Inc. (a)....................................    600,000       41,175,000
Corvis Corp. (a)...........................................    450,600       46,777,912
EMC Corp. (a)..............................................    800,000       78,400,000
Extreme Networks, Inc. (a).................................    500,000       46,531,250
MMC Networks, Inc. (a).....................................    250,000       30,453,125
Network Appliance, Inc. (a)................................    300,000       35,100,000
ONI Systems Corp. (a)......................................    175,000       16,679,688
Redback Networks, Inc. (a).................................    150,000       22,406,250
Sun Microsystems, Inc. ....................................    400,000       50,775,000
Turnstone Systems, Inc. (a)................................    207,000       12,187,125
                                                                         --------------
                                                                            402,957,225
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMPUTERS--SERVICES  0.7%
Mercury Interactive Corp. (a)..............................    175,000   $   21,382,813
                                                                         --------------

COMPUTERS--SOFTWARE  22.4%
Adobe Systems, Inc. .......................................    250,000       32,500,000
Ariba, Inc. (a)............................................    600,000       94,425,000
Art Technology Group, Inc. (a).............................    425,000       43,323,437
BEA Systems, Inc. (a)......................................    600,000       40,837,500
Check Point Software Technologies Ltd. (a).................    500,000       72,906,250
I2 Technologies, Inc. (a)..................................    550,000       93,053,125
Interwoven, Inc. (a).......................................    550,000       52,800,000
McDATA Corp. (a)...........................................    200,000       21,512,500
Micromuse, Inc. (a)........................................    175,000       26,578,125
Oracle Corp. (a)...........................................    350,000       31,828,125
Rational Software Corp. (a)................................    300,000       38,606,250
Siebel Systems, Inc. (a)...................................    300,000       59,343,750
VeriSign, Inc. (a).........................................     75,000       14,915,625
                                                                         --------------
                                                                            622,629,687
                                                                         --------------
CONSUMER SERVICES  0.9%
TMP Worldwide, Inc. (a)....................................    350,000       24,215,625
                                                                         --------------

ELECTRONICS--MANUFACTURING  2.2%
Flextronics International Ltd. (Singapore) (a).............    125,000       10,414,063
Jabil Circuit, Inc. (a)....................................    225,000       14,357,813
Power-One, Inc. (a)........................................    225,000       35,648,437
                                                                         --------------
                                                                             60,420,313
                                                                         --------------
ELECTRONICS--SEMICONDUCTORS  21.4%
Analog Devices, Inc. (a)...................................    250,000       25,125,000
Applied Micro Circuits Corp. (a)...........................    625,000      126,835,938
Broadcom Corp. (a).........................................    300,000       75,000,000
GlobeSpan Semiconductor, Inc. (a)..........................    475,000       57,207,812
Intel Corp. ...............................................    750,000       56,156,250
Micron Technology, Inc. ...................................    700,000       57,225,000
PMC Sierra, Inc. (a).......................................    425,000      100,300,000
QLogic Corp. (a)...........................................     75,000        8,512,500
TranSwitch Corp. (a).......................................    250,000       15,046,875
Virata Corp. (a)...........................................    150,000       10,312,500
Vitesse Semiconductor Corp. (a)............................    325,000       28,864,062
Xilinx, Inc. (a)...........................................    400,000       35,550,000
                                                                         --------------
                                                                            596,135,937
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
HEALTHCARE  2.4%
Allergan, Inc. ............................................    125,000   $    9,140,625
MedImmune, Inc. (a)........................................    340,000       28,602,500
MiniMed, Inc. (a)..........................................    200,000       14,359,375
Quest Diagnostics, Inc. (a)................................    125,000       15,468,750
                                                                         --------------
                                                                             67,571,250
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  99.3%
  (Cost $1,800,593,586)...............................................    2,764,048,944
REPURCHASE AGREEMENT  0.5%
  State Street Bank & Trust Co. ($13,465,000 par collateralized by
  U.S. Government Obligations in a pooled cash account, dated
  08/31/00, to be sold on 09/01/00 at $13,467,457)
  (Cost $13,465,000)..................................................       13,465,000
                                                                         --------------

TOTAL INVESTMENTS  99.8%
  (Cost $1,814,058,586)...............................................    2,777,513,944
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%...........................        5,467,561
                                                                         --------------
NET ASSETS  100.0%....................................................   $2,782,981,505
                                                                         ==============

(a) Non-income producing security as this stock does not currently declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2000

ASSETS:
Total Investments (Cost $1,814,058,586).....................  $2,777,513,944
Cash........................................................       7,456,490
Receivables:
  Investments Sold..........................................      30,171,766
  Fund Shares Sold..........................................      11,085,577
  Dividends.................................................         119,625
  Interest..................................................           2,457
                                                              --------------
    Total Assets............................................   2,826,349,859
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      35,732,973
  Fund Shares Repurchased...................................       3,428,604
  Distributor and Affiliates................................       1,983,889
  Investment Advisory Fee...................................       1,101,932
Accrued Expenses............................................       1,094,050
Trustees' Deferred Compensation and Retirement Plans........          26,906
                                                              --------------
    Total Liabilities.......................................      43,368,354
                                                              --------------
NET ASSETS..................................................  $2,782,981,505
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,942,518,315
Net Unrealized Appreciation.................................     963,455,358
Accumulated Net Investment Loss.............................         (26,236)
Accumulated Net Realized Loss...............................    (122,965,932)
                                                              --------------
NET ASSETS..................................................  $2,782,981,505
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $928,793,267 and 34,646,131 shares of
    beneficial interest issued and outstanding).............  $        26.81
    Maximum sales charge (5.75%* of offering price).........            1.64
                                                              --------------
    Maximum offering price to public........................  $        28.45
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,442,188,143 and 54,233,016 shares of
    beneficial interest issued and outstanding).............  $        26.59
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $412,000,095 and 15,494,114 shares of
    beneficial interest issued and outstanding).............  $        26.59
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2000

INVESTMENT INCOME:
Interest....................................................  $   4,711,398
Dividends...................................................        474,348
                                                              -------------
    Total Income............................................      5,185,746
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     12,986,971
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,213,003, $8,199,161 and $2,260,357,
  respectively).............................................     11,672,521
Shareholder Services........................................      4,044,981
Registration Fee............................................        880,273
Shareholder Reports.........................................        407,818
Custody.....................................................        138,758
Legal.......................................................         37,850
Trustees' Fees and Related Expenses.........................         11,601
Other.......................................................        270,785
                                                              -------------
    Total Expenses..........................................     30,451,558
    Less Credits Earned on Cash Balances....................         25,089
                                                              -------------
    Net Expenses............................................     30,426,469
                                                              -------------
NET INVESTMENT LOSS.........................................  $ (25,240,723)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(121,140,584)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     25,307,608
  End of the Period.........................................    963,455,358
                                                              -------------
Net Unrealized Appreciation During the Period...............    938,147,750
                                                              -------------
NET REALIZED AND UNREALIZED GAIN............................  $ 817,007,166
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 791,766,443
                                                              =============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Year Ended August 31, 2000 and the Period July 26, 1999 (Commencement of Investment Operations) through August 31, 1999

                                                                        JULY 26, 1999
                                                                       (COMMENCEMENT OF
                                                   YEAR ENDED       INVESTMENT OPERATIONS)
                                                AUGUST 31, 2000       TO AUGUST 31, 1999
                                                ------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss............................  $  (25,240,723)         $   (325,266)
Net Realized Loss..............................    (121,140,584)           (1,825,348)
Net Unrealized Appreciation During the
  Period.......................................     938,147,750            25,307,608
                                                 --------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................     791,766,443            23,156,994
                                                 --------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................   2,224,548,079           220,058,816
Cost of Shares Repurchased.....................    (475,324,655)           (1,324,172)
                                                 --------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................   1,749,223,424           218,734,644
                                                 --------------          ------------
TOTAL INCREASE IN NET ASSETS...................   2,540,989,867           241,891,638
NET ASSETS:
Beginning of the Period........................     241,991,638               100,000
                                                 --------------          ------------
End of the Period (Including accumulated net
  investment loss of $26,236 and $1,367,
  respectively)................................  $2,782,981,505          $241,991,638
                                                 ==============          ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                        JULY 26, 1999
                                                                       (COMMENCEMENT OF
                                                   YEAR ENDED       INVESTMENT OPERATIONS)
                                                 AUGUST 31, 2000      TO AUGUST 31, 1999
CLASS A SHARES                                   -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....        $ 11.17                $10.00
                                                     -------                ------
  Net Investment Loss........................           (.16)                 (.01)
  Net Realized and Unrealized Gain...........          15.80                  1.18
                                                     -------                ------
Total from Investment Operations.............          15.64                  1.17
                                                     -------                ------
NET ASSET VALUE, END OF THE PERIOD...........        $ 26.81                $11.17
                                                     =======                ======

Total Return (a).............................        139.93%                 11.70%*
Net Assets at End of the Period (In
  millions)..................................        $ 928.8                $ 49.7
Ratio of Expenses to Average Net Assets......          1.47%                 1.45%
Ratio of Net Investment Loss to Average Net
  Assets.....................................         (1.14%)               (1.03%)
Portfolio Turnover...........................           167%                    7%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sale charges were included, total returns would be lower.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                        JULY 26, 1999
                                                                       (COMMENCEMENT OF
                                                   YEAR ENDED       INVESTMENT OPERATIONS)
                                                 AUGUST 31, 2000      TO AUGUST 31, 1999
CLASS B SHARES                                   -----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............     $ 11.16               $ 10.00
                                                     -------               -------
  Net Investment Loss...........................        (.28)                 (.02)
  Net Realized and Unrealized Gain..............       15.71                  1.18
                                                     -------               -------
Total from Investment Operations................       15.43                  1.16
                                                     -------               -------
NET ASSET VALUE, END OF THE PERIOD..............     $ 26.59               $ 11.16
                                                     =======               =======

Total Return (a)................................     138.17%                11.60%*
Net Assets at End of the Period (In millions)...     $1,442.2              $ 164.3
Ratio of Expenses to Average Net Assets.........       2.23%                 2.21%
Ratio of Net Investment Loss to Average Net
  Assets........................................      (1.89%)               (1.79%)
Portfolio Turnover..............................        167%                    7%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charges were included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                        JULY 26, 1999
                                                                       (COMMENCEMENT OF
                                                   YEAR ENDED       INVESTMENT OPERATIONS)
                                                 AUGUST 31, 2000      TO AUGUST 31, 1999
CLASS C SHARES                                   -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........     $ 11.16                $10.00
                                                     -------                ------
  Net Investment Loss...........................        (.27)                 (.02)
  Net Realized and Unrealized Gain..............       15.70                  1.18
                                                     -------                ------
Total from Investment Operations................       15.43                  1.16
                                                     -------                ------
NET ASSET VALUE, END OF THE PERIOD..............     $ 26.59                $11.16
                                                     =======                ======

Total Return (a)................................     138.17%                11.60%*
Net Assets at End of the Period (In millions)...     $ 412.0                $ 28.0
Ratio of Expenses to Average Net Assets.........       2.22%                 2.21%
Ratio of Net Investment Loss to Average Net
  Assets........................................      (1.88%)               (1.79%)
Portfolio Turnover..............................        167%                    7%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Technology Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware business trust, and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation through investments in common stock of companies considered by the Fund's management to rely extensively on technology, science or communications in their product development or operations. The Fund commenced investment operations on July 26, 1999 with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At August 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $10,164,534 which will expire between August 31, 2007 and August 31, 2008.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and as a result of post October 31 losses which are not recognized for tax purposes until the first day following the fiscal year.

    At August 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $1,823,426,636, the aggregate gross unrealized appreciation is $969,434,037 and the aggregate gross unrealized depreciation is $15,346,729, resulting in net unrealized appreciation on long- and short-term investments of $954,087,308.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income and expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. For the year ended August 31, 2000, a permanent difference related to a net operating loss totaling $25,215,854 has been reclassified from accumulated undistributed net investment income to capital.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

F. EXPENSE REDUCTIONS During the year ended August 31, 2000, the Fund's custody fee was reduced by $25,089 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................   .90 of 1%
Next $500 million...........................................   .85 of 1%
Over $1 billion or thereafter...............................   .80 of 1%

    For the year ended August 31, 2000, the Fund recognized expenses of approximately $37,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended August 31, 2000, the Fund recognized expenses of approximately $80,000 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2000, the Fund recognized expenses of approximately $2,852,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At August 31, 2000, Van Kampen owned 4,000 shares of Class A, 3,000 shares of Class B, and 3,000 shares of Class C.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

3. CAPITAL TRANSACTIONS

At August 31, 2000, capital aggregated $686,518,418, $955,762,216 and
$300,237,681 for Classes A, B and C, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................   42,306,325    $  925,557,334
  Class B.............................................   45,612,013       954,197,222
  Class C.............................................   16,045,889       344,793,523
                                                        -----------    --------------
Total Sales...........................................  103,964,227    $2,224,548,079
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (12,109,800)   $ (275,662,184)
  Class B.............................................   (6,093,733)     (133,604,658)
  Class C.............................................   (3,060,811)      (66,057,813)
                                                        -----------    --------------
Total Repurchases.....................................  (21,264,344)   $ (475,324,655)
                                                        ===========    ==============

    At August 31, 1999, capital aggregated $45,038,940, $148,236,808 and
$25,234,997 for Classes A, B and C, respectively. For the period ended August 31, 1999, transactions were as follows:

                                                            SHARES         VALUE
Sales:
  Class A...............................................   4,494,651    $ 45,603,198
  Class B...............................................  14,753,444     148,873,096
  Class C...............................................   2,537,523      25,582,522
                                                          ----------    ------------
Total Sales.............................................  21,785,618    $220,058,816
                                                          ==========    ============
Repurchases:
  Class A...............................................     (49,045)   $   (537,859)
  Class B...............................................     (41,708)       (446,360)
  Class C...............................................     (31,487)       (339,953)
                                                          ----------    ------------
Total Repurchases.......................................    (122,240)   $ (1,324,172)
                                                          ==========    ============

    Class B shares and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the year ended August 31, 2000 and the period ended August 31, 1999, no Class B shares converted to Class A shares. Class C shares do not possess a conversion feature.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and within one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             AS A PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHANGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended August 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $3,271,100 and CDSC on redeemed shares of approximately $2,292,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,144,589,917 and $2,413,634,645, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended August 31, 2000, are payments retained by Van Kampen of approximately $7,729,800.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Technology Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Technology Fund (the "Fund"), as of August 31, 2000, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the period July 26, 1999 (Commencement of Operations) through August 31, 1999, and the financial highlights for the period presented was audited by other auditors whose report dated October 6, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[/s/ ENRST & YOUNG]

Chicago, Illinois
October 13, 2000

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TECHNOLOGY FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's Investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After February 28, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22
            REPORT OF INDEPENDENT AUDITORS      27

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      28
     FUND OFFICERS AND IMPORTANT ADDRESSES      29

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience.
Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

/s/ Richard F. Powers, III
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN HAD BEGUN. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 5.3 PERCENT ANNUALIZED RATE FOR THE SECOND QUARTER OF 2000. WHILE THIS FIGURE REPRESENTS A MODEST INCREASE FROM THE PREVIOUS QUARTER, IT SUGGESTS THAT GROWTH MIGHT BE SETTLING INTO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
TOWARD THE END OF THE REPORTING PERIOD, INFLATION FEARS BEGAN TO SUBSIDE DUE TO A SLOWDOWN IN CONSUMER SPENDING AND A SLACKENING OF THE LABOR MARKET. RISING INTEREST RATES FINALLY BEGAN TO TEMPER RETAIL SALES, WHICH IN AUGUST POSTED THE WEAKEST MONTHLY GROWTH SINCE SPRING. ALTHOUGH THE TREND HAS BEEN DOWNWARD THIS YEAR, CONSUMER SPENDING REMAINS SOUND.

THE JOBLESS RATE CONTINUED TO BE LOW BY HISTORICAL STANDARDS, BUT A RECENT LEVELING-OFF OF PAYROLL FIGURES AND A SLIGHT RISE IN AUGUST UNEMPLOYMENT SUGGEST THE LABOR MARKET IS EASING. WHILE EMPLOYER COSTS SUCH AS WAGES AND BENEFITS HAVE BEEN ON THE RISE OVER THE PAST YEAR, THE LATEST SHIFT IN THE LABOR MARKET HAS STARTED TO REVERSE THIS TREND--THE EMPLOYMENT COST INDEX SHOWED A MARKED DECELERATION BETWEEN THE FIRST AND SECOND QUARTERS OF 2000.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE REPORTING PERIOD IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE A MODERATE 3.2 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINED UNDER CONTROL.

GIVEN THE STRONG YET SUSTAINABLE PACE OF ECONOMIC GROWTH AND THE FAVORABLE INFLATIONARY ENVIRONMENT, THE FED MAY HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP TO STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998--June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.30

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 1998--August 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 98                                                                      5.50                               1.60
                                                                            5.25                               1.50
                                                                            5.00                               1.50
Nov 98                                                                      4.75                               1.50
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Feb 99                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.70
                                                                            6.00                               3.00
May 00                                                                      6.50                               3.10
                                                                            6.50                               3.70
                                                                            6.50                               3.60
Aug 00                                                                      6.50                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of August 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Since inception total return based
on NAV(1)                                -3.20%     -2.60%     -2.80%
-------------------------------------------------------------------------
Since inception total return(2)          -8.77%     -7.47%     -3.77%
-------------------------------------------------------------------------
Commencement date                      03/28/00   03/28/00   03/28/00
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

    See the Comparative Performance section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(March 28, 2000--August 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                   STANDARD & POOR'S 500 INDEX
                                                                                                   measures thee performance of
                                                               TAX MANAGED EQUITY GROWTH FUND      500 widely held common stocks.
                                                               ------------------------------      ---------------------------
3/00                                                                        9425                              10000
4/00                                                                        8643                               9659
5/00                                                                        8303                               9448
6/00                                                                        8699                               9701
7/00                                                                        8567                               9543
8/00                                                                        9123                              10122
                                                                          Fund's Total Return Since Inception -8.77%

This chart compares your fund's performance to that of the Standard & Poor's 500 Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--August 31, 2000)


1.   TYCO INTERNATIONAL          5.9%
     Manufactures electrical components,
     communication systems, medical
     supplies, and fire-detection systems.

2.   CISCO SYSTEMS               5.2%
     Provides solutions that connect
     computing devices and computer
     networks.

3.   INTEL                       5.1%
     Designs, manufactures, and markets
     microcomputer components.

4.   GENERAL ELECTRIC            4.8%
     Produces appliances, lighting
     products, aircraft engines, and
     plastics.

5.   PFIZER                      4.5%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine, and Visine.

6.   UNITED TECHNOLOGIES         3.2%
     Manufactures building systems and
     aerospace products, including
     elevators, engines, and helicopters.

7.   NORTEL NETWORKS             3.0%
     Supplies network solutions to the
     communications industry worldwide.

8.   HOME DEPOT                  2.6%
     Sells building materials and
     home-improvement products.

9.   CITIGROUP                   2.3%
     Provides financial services to
     consumer and corporate customers
     around the world.

10.  MICROSOFT                   2.3%
     Develops and supports a range of
     software products.

TOP FIVE SECTORS*

(as a percentage of long-term investments--August 31, 2000)


[BAR GRAPH]

                                                                            AUGUST 31, 2000
                                                                            ---------------
Technology                                                                       42.4
Producer Manufacturing                                                           16.0
Health Care                                                                      12.9
Finance                                                                           8.7
Consumer Services                                                                 6.2

* These sectors represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PERIOD FROM THE FUND'S INCEPTION ON MARCH 28, 2000, THROUGH AUGUST 31, 2000. THE TEAM IS LED BY PHILIP W. FRIEDMAN AND WILLIAM S. AUSLANDER, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC., BOTH OF WHOM HAVE MANAGED THE FUND SINCE ITS INCEPTION. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET CLIMATE DURING THE REPORTING PERIOD AND ITS IMPACT ON THE INITIAL INVESTMENT OF THE FUND'S PORTFOLIO?

A   During the period, the stock
market was both narrow, meaning that relatively few stocks contributed to most of the market's performance, and extremely volatile. The fund's inception on March 28, 2000, closely followed the dramatic fall of high-flying technology stocks, which sent the markets reeling into the second quarter. April and May saw turbulent markets. Nervous investors shunned high-profile growth stocks, instead preferring "old economy" stocks (those of well-established companies with relatively steady earnings track records) and value stocks (those of companies with strong fundamentals that had fallen out of favor). Led by advances in the technology and health-care sectors, growth stocks regained some lost ground in June. However, market performance continued to be dominated by a relatively small number of strong stocks, presenting relatively few opportunities for growth through August.

    The implosion of the technology markets in March worked to our advantage during the period when we made initial investments for the fund's portfolio. Historically, technology stocks have been among the fastest-growing stocks, which have provided potent fuel for fund performance. We believed establishing a stronghold in technology was important. We were able to acquire what we considered to be some attractive technology names at reasonable valuations. Sharp volatility in health care, another traditionally strong growth sector, also enabled us to take advantage of price declines and purchase stocks at lower prices, particularly among pharmaceutical manufacturers.

Q   HOW DID THE FUND PERFORM?

A   At the end of the period,
technology accounted for the largest sector allocation in the portfolio. Robust returns in health-care, capital-goods, and consumer-staples stocks were not enough to offset the overall weakness of the technology sector, despite prudent stock-picking. From its inception through August 31, 2000, the fund was down 3.20 percent (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Standard & Poor's 500 Index returned 1.17 percent. Of course, past performance is no guarantee of future results. The S&P 500 Index is an unmanaged, broad-based index that measures the performance of 500 stocks and reflects the general performance of the stock market. It is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    The performance differential between the fund and its benchmark was due primarily to the fund's smaller positions in financial, utilities, and energy stocks, all of which posted strong gains during the period.

Q   HOW DO YOU SEEK TO CREATE TAX-
    EFFICIENCY IN A FUND LIKE THIS?

A   Let's be clear. In a fund that seeks
long-term capital appreciation, there is no way to eliminate taxes entirely. If you're seeking to make money, you will run the risk of paying some taxes. Our goal is to minimize the impact of taxes to the extent possible, in order to maximize returns over time. There are four main strategies we use to do that.

    First, our investment strategy is largely to maintain a long-term investment focus by buying and holding stocks. While portfolio turnover is not necessarily a bad thing, limiting it, as we try to do, may help minimize capital gains--especially short-term gains, which are taxed much more heavily than long-term gains. Second, we seek to minimize taxable dividends by investing principally in stocks that pay relatively low dividends, or none at all. Third, when it is prudent we will sell securities to realize losses, again with the purpose of offsetting capital gains. And finally, if possible, we will sell securities with a higher cost basis first. That means we try to sell the shares that we bought when the share price was high, i.e. the shares cost more than shares bought when the price was low, which helps to minimize the gain made when the shares are sold. (Keep in mind that managing a fund for after-tax returns may negatively affect the fund's performance. Since the fund balances investment and tax considerations when deciding whether to buy or sell securities, its pre-tax return may be lower than that of a similar fund that is not tax managed. The fund utilizes an active management style and may realize capital gains. There can be no assurance that after-tax returns from the fund will be higher than those earned from an investment in a growth fund that is not tax managed.)

    Here is an example of how the strategies can work together. When the stock price of Bristol-Myers Squibb dipped, we sold the stock and used the proceeds to purchase a number of health-care stocks, specifically pharmaceutical companies. The swap enabled us to realize a loss that could help to offset the tax consequences of potential gains, as well as participate in an industry sector that we believed held great earnings potential. Based on our analysis, however, we concluded that investor emotion, rather than fundamental weakness, had driven Bristol-Myers' price down. The stock was still attractive to us, and by repurchasing it at a low price, we were able to reduce its overall cost basis. The Internal Revenue Service mandates, however, that to legally record a loss, a stock cannot be repurchased for 30 days. When that 30-day period was up, we seized the opportunity to buy Bristol-Myers back.

Q   WHAT ARE THE OTHER IMPORTANT
    ELEMENTS OF YOUR INVESTMENT DISCIPLINE?

A   The cornerstone of our investment
discipline is "bottom-up" analysis. That means we carefully analyze individual stocks to identify those with the greatest fundamental strengths. These are stocks that we believe have the potential to generate surprisingly strong earnings growth. Generally, we focus on three types of stocks: classic growth stocks, household names, or companies with long track records of consistent earnings growth; nontraditional or lesser-known names with the potential for positive surprises; and growth stocks whose prices have been driven down by what we believe are unfounded investor fears.

    On the basis of this research, we may choose to invest a significant portion of the fund's total assets in a few select holdings. We call this "opportunistic concentration," because we believe that by making substantial investments in stocks that represent our best ideas, while keeping the majority of the portfolio well diversified, we may increase the fund's potential to deliver superior long-term performance. Extensive research, we believe, is what gives us an "information edge" over the competition.

Q   CAN YOU GIVE US AN EXAMPLE OF
    HOW YOUR ANALYTICAL PROCESS GAVE YOU THE INFORMATION EDGE?

A   The best example relates to the
fund's largest holding, Tyco International, a stock in which we have established an opportunistic concentration. We had held the stock in another fund that we manage for some time when it was suggested that the company may have engaged in questionable accounting practices. Our prior research and ongoing communication with the company's management made us skeptical of the accusations. Previously, we had hired an independent auditor to review Tyco's books. Yet the power of rumor to wreak havoc on Wall Street is titanic. The stock plunged and trading was halted.

    At that time, we met again with Tyco's management. We carefully analyzed its cash flow and other balance-sheet data. The result? We held on to the stock while others panicked, driving the stock down again when the company announced weeks later that it was the target of an investigation by the Securities and Exchange Commission (SEC).

    Our own analysis convinced us that the charges would be proven baseless. So, when the opportunity arose to buy the stock for this fund at what we considered to be a discount to its fair value, we did so. The SEC later cleared Tyco of all charges. The stock rebounded decisively and continued to climb throughout the period, roundly beating the market.

    Keep in mind that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform well or will be held by the fund in the future. For additional portfolio highlights, please refer to page 6.

Q   WERE THERE STOCKS THAT DID
    NOT PERFORM AS WELL AS YOU HAD EXPECTED?

A   Unfortunately, there usually are. In
this case, prompted by a second-quarter downturn in retail sales, consumer cyclicals were the weakest performers for the period. Notably, Home Depot, which was one of the fund's largest holdings, was among the hardest hit. We viewed this price decline as an overreaction to short-term issues and an opportunity to buy more shares of the stock at a reduced price.

Q   GIVEN THE CHALLENGES OF THE
    RECENT MARKET, WHAT IS YOUR GENERAL OUTLOOK FOR GROWTH STOCKS IN THE NEAR TERM?

A   We are strongly optimistic about
the short-term prospects for stocks of growth-oriented companies. Interest rates have come down significantly, and inflation appears to be in check. We believe the environment is very favorable for growth stocks.

Q   LOOKING AHEAD, DO YOU FORESEE
    ANY MAJOR CHANGES TO THE PORTFOLIO?

A   No. Again, let us reiterate our
steadfast belief that fund performance has not been lost, only deferred. We saw few earnings surprises or real disappointments during the period. That is what portfolio managers worry about. What we saw, instead, was unwarranted collateral damage to some of the fund's holdings based on price declines suffered by stocks that the fund did not own. It is essentially guilt by association.

    Our investment philosophy has not changed. We are confident in the fund's general composition and in the fundamental strength of its holdings. We are not market timers and intend to keep the fund fully invested. Overall, we remain committed to our long-term investment discipline because we believe that over time it may provide tax-efficient growth-style investing and the attractive returns the fund's shareholders seek.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

COST BASIS: The price of a security or investment at its initial purchase.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

OLD ECONOMY: Refers to established companies among more traditional sectors such as industrial and manufacturing services.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
COMMON AND PREFERRED STOCKS  90.7%
CONSUMER DISTRIBUTION  5.3%
Dollar Tree Stores, Inc. (a)................................    700    $    28,394
Home Depot, Inc. ...........................................  6,250        300,391
Limited, Inc. ..............................................  3,900         78,439
Safeway, Inc. (a)...........................................  1,700         83,831
Tiffany & Co. ..............................................  1,750         72,844
Wal-Mart Stores, Inc. ......................................  2,200        104,362
                                                                       -----------
                                                                           668,261
                                                                       -----------
CONSUMER NON-DURABLES  3.0%
Anheuser-Busch Cos., Inc. ..................................  1,500        118,219
Keebler Foods Co. ..........................................    750         34,359
PepsiCo, Inc. ..............................................  2,550        108,694
Procter & Gamble Co. .......................................    950         58,722
Quaker Oats Co. ............................................    950         64,540
                                                                       -----------
                                                                           384,534
                                                                       -----------
CONSUMER SERVICES  5.6%
AT&T Corp. -- Liberty Media Corp., Class A (a)..............  7,800        166,725
Brinker International, Inc. (a).............................    600         19,050
Clear Channel Communications, Inc. (a)......................  2,250        162,844
Comcast Corp., Class A......................................  3,400        126,650
Gemstar-TV Guide International, Inc. (a)....................    494         44,583
News Corp., Ltd. -- Preferred -- ADR (Australia)............    850         37,613
Omnicom Group, Inc. ........................................    700         58,406
Time Warner, Inc. ..........................................    100          8,593
Viacom, Inc., Class B (a)...................................  1,329         89,458
                                                                       -----------
                                                                           713,922
                                                                       -----------
FINANCE  7.9%
American Express Co. .......................................  1,950        115,294
American International Group, Inc. .........................  1,500        133,688
Bank of New York Co., Inc. .................................  3,850        201,884
Chase Manhattan Corp. ......................................  1,050         58,669
Citigroup, Inc. ............................................  4,533        264,633
FleetBoston Financial Corp. ................................  2,300         98,181
Freddie Mac.................................................  2,550        107,419
Pinnacle Holdings, Inc. (a).................................    600         24,150
                                                                       -----------
                                                                         1,003,918
                                                                       -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
HEALTHCARE  11.7%
Abbott Laboratories.........................................  1,200    $    52,500
American Home Products Corp. ...............................  2,450        132,759
Amgen, Inc. (a).............................................    700         53,069
Bristol-Myers Squibb Co. ...................................  1,800         95,400
Bruker Daltonics, Inc. (a)..................................    300         15,075
Eli Lilly & Co. ............................................    600         43,800
HCA -- The Healthcare Co. ..................................  1,150         39,675
Johnson & Johnson...........................................  1,200        110,325
MedImmune, Inc. (a).........................................    500         42,063
Merck & Co., Inc. ..........................................  1,650        115,294
PE Corp. -- PE Biosystems Group.............................    500         49,187
Pfizer, Inc. ...............................................  11,925       515,756
Pharmacia Corp. ............................................  2,707        158,529
Schering-Plough Corp. ......................................  1,050         42,131
Tularik, Inc. (a)...........................................    650         21,694
                                                                       -----------
                                                                         1,487,257
                                                                       -----------
PRODUCER MANUFACTURING  14.5%
ASM Lithography Holding NV (Netherlands) (a)................    750         28,594
Corning, Inc. ..............................................    400        131,175
General Electric Co. .......................................  9,350        548,728
Textron, Inc. ..............................................  1,600         89,700
Tyco International, Ltd. (Bermuda)..........................  11,850       675,450
United Technologies Corp. ..................................  5,900        368,381
                                                                       -----------
                                                                         1,842,028
                                                                       -----------
TECHNOLOGY  38.5%
America Online, Inc. (a)....................................  4,200        246,225
American Tower Corp., Class A...............................  2,850        103,491
Analog Devices, Inc. (a)....................................    200         20,100
Applied Materials, Inc. (a).................................  2,550        220,097
Broadcom Corp., Class A (a).................................    250         62,500
CIENA Corp. (a).............................................    400         88,675
Cisco Systems, Inc. (a).....................................  8,650        593,606
EMC Corp. (a)...............................................  1,700        166,600
Exfo Electro-Optical Engineering, Inc. (a)..................    200         11,350
General Dynamics Corp. .....................................  2,750        173,078
General Motors Corp., Class H (a)...........................  4,250        140,781
Hewlett-Packard Co. ........................................    750         90,562
Infineon Technologies AG -- ADR (Germany) (a)...............    600         39,562
Inktomi Corp. (a)...........................................    200         26,075
Intel Corp. ................................................  7,800        584,025
International Business Machines Corp. ......................  1,000        132,000
Intersil Holding Corp., Class A (a).........................    950         51,300

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
TECHNOLOGY (CONTINUED)
JDS Uniphase Corp. (a)......................................    950    $   118,260
Juniper Networks, Inc. (a)..................................    400         85,500
Lucent Technologies, Inc. ..................................  2,550        106,622
Maxim Integrated Products, Inc. (a).........................  2,100        184,144
McDATA Corp. (a)............................................    200         21,512
Microsoft Corp. (a).........................................  3,750        261,797
Motorola, Inc. .............................................  3,150        113,597
Nortel Networks Corp. ......................................  4,300        350,719
Oracle Corp. (a)............................................  2,350        213,703
PMC Sierra, Inc. (a)........................................    200         47,200
RealNetworks, Inc. (a)......................................    350         17,041
Seagate Technology, Inc. (a)................................    850         50,469
Spectrasite Holdings, Inc. (a)..............................  1,400         32,812
StorageNetworks, Inc. (a)...................................    300         30,450
Sun Microsystems, Inc. (a)..................................  1,650        209,447
Texas Instruments, Inc. ....................................  2,850        190,772
TyCom, Ltd. (Bermuda) (a)...................................    650         27,056
VeriSign, Inc. (a)..........................................    100         19,888
Yahoo!, Inc. (a)............................................    400         48,600
                                                                       -----------
                                                                         4,879,616
                                                                       -----------
UTILITIES  4.2%
AT&T Corp. .................................................  1,950         61,425
AT&T Wireless Group (a).....................................    850         22,259
Crown Castle International Corp. (a)........................  2,400         83,250
Global Crossing, Ltd. (Bermuda) (a).........................  1,023         30,754
Nextel Communications, Inc., Class A (a)....................    750         41,578
SBA Communications Corp. (a)................................    300         13,388

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
UTILITIES (CONTINUED)
Verizon Communications......................................  4,400    $   191,950
Worldcom, Inc. (a)..........................................  2,250         82,125
                                                                       -----------
                                                                           526,729
                                                                       -----------

TOTAL LONG-TERM INVESTMENTS  90.7%
  (Cost $10,715,144)................................................    11,506,265
                                                                       -----------

REPURCHASE AGREEMENT  6.7%
State Street Bank & Trust Co., (collateralized by U.S. Government obligations in a pooled cash account, dated 08/31/00, to be sold on 09/01/00 at $850,124)
  (Cost $850,000)...................................................       850,000
                                                                       -----------

TOTAL INVESTMENTS  97.4%
  (Cost $11,565,144)................................................    12,356,265
OTHER ASSETS IN EXCESS OF LIABILITIES  2.6%.........................       332,770
                                                                       -----------

NET ASSETS  100.0%..................................................   $12,689,035
                                                                       ===========

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2000

ASSETS:
Total Investments (Cost $11,565,144)........................  $12,356,265
Cash........................................................        7,867
Receivables:
  Fund Shares Sold..........................................      652,743
  Investments Sold..........................................       74,007
  Dividends.................................................        6,007
  Interest..................................................          124
                                                              -----------
    Total Assets............................................   13,097,013
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      347,129
  Distributor and Affiliates................................       10,500
Accrued Expenses............................................       42,022
Trustees' Deferred Compensation and Retirement Plans........        8,327
                                                              -----------
    Total Liabilities.......................................      407,978
                                                              -----------
NET ASSETS..................................................  $12,689,035
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $12,199,036
Net Unrealized Appreciation.................................      791,121
Accumulated Net Investment Loss.............................       (8,327)
Accumulated Net Realized Loss...............................     (292,795)
                                                              -----------
NET ASSETS..................................................  $12,689,035
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $5,049,565 and 521,271 shares of
    beneficial interest issued and outstanding).............  $      9.69
    Maximum sales charge (5.75%* of offering price).........          .59
                                                              -----------
    Maximum offering price to public........................  $     10.28
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,491,584 and 460,961 shares of
    beneficial interest issued and outstanding).............  $      9.74
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,147,886 and 323,559 shares of
    beneficial interest issued and outstanding).............  $      9.73
                                                              ===========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Period March 28, 2000 (Commencement of Investment Operations) to August 31, 2000

INVESTMENT INCOME:
Dividends...................................................  $  18,253
Interest....................................................      9,923
                                                              ---------
    Total Income............................................     28,176
                                                              ---------
EXPENSES:
Shareholders Report.........................................     27,631
Audit.......................................................     25,006
Investment Advisory Fee.....................................     22,950
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,819, $10,136 and $7,179, respectively)...     20,134
Custody.....................................................     13,960
Registration Fee............................................     11,243
Trustees' Fees and Related Expenses.........................      9,950
Accounting..................................................      8,260
Shareholder Services........................................      7,255
Legal.......................................................      1,088
Other.......................................................      3,666
                                                              ---------
    Total Expenses..........................................    151,143
    Expense Reduction ($22,950 Investment Advisory Fee and
      $70,698 Other)........................................     93,648
                                                              ---------
    Net Expenses............................................     57,495
                                                              ---------
NET INVESTMENT LOSS.........................................  $ (29,319)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(292,795)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................        -0-
  End of the Period.........................................    791,121
                                                              ---------
Net Unrealized Appreciation During the Period...............    791,121
                                                              ---------
NET REALIZED AND UNREALIZED GAIN............................  $ 498,326
                                                              =========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 469,007
                                                              =========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Period March 28, 2000 (Commencement of Investment Operations) to August 31, 2000

                                                                 PERIOD ENDED
                                                                AUGUST 31, 2000
                                                                ---------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................      $   (29,319)
Net Realized Loss...........................................         (292,795)
Net Unrealized Appreciation During the Period...............          791,121
                                                                  -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........          469,007
                                                                  -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       10,577,092
Cost of Shares Repurchased..................................         (357,064)
                                                                  -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       10,220,028
                                                                  -----------
TOTAL INCREASE IN NET ASSETS................................       10,689,035
NET ASSETS:
Beginning of the Period.....................................        2,000,000
                                                                  -----------
End of the Period (Including accumulated net investment loss
  of $8,327)................................................      $12,689,035
                                                                  ===========

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                  MARCH 28, 2000
                                                                 (COMMENCEMENT OF
CLASS A SHARES                                               INVESTMENT OPERATIONS) TO
                                                                  AUGUST 31, 2000
                                                             -------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................          $10.00
                                                                      ------
  Net Investment Loss.......................................           (0.01)
  Net Realized and Unrealized Loss..........................           (0.30)
                                                                      ------
Total from Investment Operations............................           (0.31)
                                                                      ------
NET ASSET VALUE, END OF THE PERIOD..........................          $ 9.69
                                                                      ======

Total Return (a)............................................          -3.20%**
Net Assets at End of the Period (In millions)...............          $  5.0
Ratio of Expenses to Average Net Assets*....................           1.55%
Ratio of Net Investment Loss to Average Net Assets*.........          -0.57%
Portfolio Turnover..........................................             23%**
 * If certain expenses had not been waived by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
    Ratio of Expenses to Average Net Assets.................           4.80%
    Ratio of Net Investment Loss to Average Net Assets......          -3.82%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                  MARCH 28, 2000
                                                                 (COMMENCEMENT OF
CLASS B SHARES                                               INVESTMENT OPERATIONS) TO
                                                                  AUGUST 31, 2000
                                                             -------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................          $10.00
                                                                      ------
  Net Investment Loss.......................................           (0.03)
  Net Realized and Unrealized Loss..........................           (0.23)
                                                                      ------
Total from Investment Operations............................           (0.26)
                                                                      ------
NET ASSET VALUE, END OF THE PERIOD..........................          $ 9.74
                                                                      ======

Total Return (a)............................................          -2.60%**
Net Assets at End of the Period (In millions)...............          $  4.5
Ratio of Expenses to Average Net Assets*....................           2.30%
Ratio of Net Investment Loss to Average Net Assets*.........          -1.32%
Portfolio Turnover..........................................              23**
 * If certain expenses had not been waived by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
    Ratio of Expenses to Average Net Assets.................           5.55%
    Ratio of Net Investment Loss to Average Net Assets......          -4.57%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                  MARCH 28, 2000
                                                                 (COMMENCEMENT OF
CLASS C SHARES                                               INVESTMENT OPERATIONS) TO
                                                                  AUGUST 31, 2000
                                                             -------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................          $ 10.00
                                                                      -------
  Net Investment Loss.......................................            (0.03)
  Net Realized and Unrealized Loss..........................            (0.24)
                                                                      -------
Total from Investment Operations............................            (0.27)
                                                                      -------
NET ASSET VALUE, END OF THE PERIOD..........................          $  9.73
                                                                      =======

Total Return (a)............................................           -2.80%**
Net Assets at End of the Period (In millions)...............          $   3.1
Ratio of Expenses to Average Net Assets*....................            2.30%
Ratio of Net Investment Loss to Average Net Assets*.........           -1.32%
Portfolio Turnover..........................................              23%**
 * If certain expenses had not been waived by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
    Ratio of Expenses to Average Net Assets.................            5.54%
    Ratio of Net Investment Loss to Average Net Assets......           -4.56%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Managed Equity Growth Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide long-term capital appreciation on an after tax basis, by investing primarily in a portfolio of growth-oriented equity securities while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced investment operations on March 28, 2000, with three classes of common shares, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which is considered to approximate market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At August 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $11,655,191, the aggregate gross unrealized appreciation is $1,018,586 and the aggregate gross unrealized depreciation is $317,512, resulting in net unrealized appreciation on long- and short-term investments of $701,074.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $202,748 which will expire on August 31, 2008. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between financial and tax basis reporting have been identified and appropriately reclassified. A permanent difference relating to a net operating loss totaling $4,897 and a permanent difference relating to nondeductible expenses totaling $16,095 have been reclassified from accumulated net investment loss to capital.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................     .80 of 1%
Next $500 million...........................................     .75 of 1%
Over $1 billion.............................................     .70 of 1%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the period ended August 31, 2000, the Adviser voluntarily waived $22,950 of its investment advisory fees and assumed $70,698 of the Fund's other expenses. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the period ended August 31, 2000, the Fund recognized expenses of approximately $1,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the period ended August 31, 2000, the Fund recognized expenses of approximately $6,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

    At August 31, 2000, Van Kampen owned 80,000 shares of Class A, 60,000 shares of Class B, and 60,000 shares of Class C.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

3. CAPITAL TRANSACTIONS

At August 31, 2000, capital aggregated $4,846,956, $4,313,110 and $3,038,970 for
Classes A, B and C, respectively. For the period ended August 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A..................................................    444,767    $ 4,087,399
  Class B..................................................    402,198      3,731,548
  Class C..................................................    296,965      2,758,145
                                                             ---------    -----------
Total Sales................................................  1,143,930    $10,577,092
                                                             =========    ===========
Repurchases:
  Class A..................................................     (3,496)   $   (32,090)
  Class B..................................................     (1,237)       (11,007)
  Class C..................................................    (33,406)      (313,967)
                                                             ---------    -----------
Total Repurchases..........................................    (38,139)   $  (357,064)
                                                             =========    ===========

    Class B Shares, including Class B Shares received from reinvestment of dividends through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                                PERCENTAGE OF DOLLAR
                                                                       AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR SINCE PURCHASE                                          CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

    For the period ended August 31, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $11,900 and CDSC on redeemed shares of approximately $20. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,480,108 and $1,472,169, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the period ended August 31, 2000, are payments retained by Van Kampen of approximately $13,500.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Tax Managed Equity
Growth

We have audited the accompanying statement of assets and liabilities including the portfolio of investments of the Van Kampen Tax Managed Equity Growth Fund (the "Fund") as of August 31, 2000, and the related statements of operation, changes in net assets and the financial highlights from March 28, 2000 (commencement of investment operations) through August 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

October 10, 2000

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TAX MANAGED EQUITY
GROWTH FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISOR
MORGAN STANLEY DEAN WITTER
INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After January 31, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.